Exhibit 10.21

EXECUTION VERSION

AMENDMENT NUMBER SEVEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013,

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER SEVEN (this “Amendment Number Seven”) is made this 15th day of June, 2015, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested that Buyer agree to amend the Agreement, and the Buyer has agreed, subject to the terms and conditions set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of June 15, 2015 (the “Amendment Effective Date”), but subject to the condition precedent set forth in Section 2 below, the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean June 13, 2016 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(b) Section 12(h) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Investment Company Act. Seller is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Seller (i) has been structured so as not to constitute, and is not, a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), and (ii) is relying upon an exception or exemption from the registration requirements of the Investment Company Act set forth in Section 3(c)(5)(C) of the Investment Company Act.

SECTION 2. Condition Precedent. As a condition precedent to the effectiveness of this Amendment Number Seven, Seller shall have paid to Buyer the first installment of the June 2015 Renewal Commitment Fee (as defined in the Pricing Side Letter).

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Seven (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. This Amendment Number Seven shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SEVEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6. Counterparts. This Amendment Number Seven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Seven need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC
(Seller)

By:	/s/ Jeff Taylor

Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A.
(Buyer)

By:

Name:
Title:

Amendment Seven to MRA

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC
(Seller)

By:

Name:
Title:

CITIBANK, N.A.
(Buyer)

By:	/s/ Susan Mills

Name:	Susan Mills
Title:	Vice President
Citibank, N.A.

Amendment Seven to MRA